UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22664 (Commission File Number)	75-2504748 (I.R.S. Employer Identification No.)

4510 Lamesa Highway Snyder, Texas (Address of principal executive offices)		79549 (Zip Code)

Registrant’s telephone number, including area code: (325) 574-6300

N/A (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     Patterson-UTI Energy, Inc. (the “Company” or “Patterson-UTI”) entered into an Agreement and Plan of Merger, dated as of May 26, 2003, with Patterson-UTI Acquisition, LLC, a wholly owned subsidiary of the Company (“Sub”), and TMBR/Sharp Drilling, Inc. (“TMBR/Sharp”), as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of December 30, 2003. On January 6, 2004, the Company filed Amendment No. 4 to its Registration Statement on Form S-4 (the “Registration Statement”), which contained pro forma financial information as of and for the nine months ended September 30, 2003, reflecting, among other things, the effects of the merger. The Company is filing this report to update the pro forma financial information contained in the Registration Statement.

Item 7. Financial Statements and Exhibits.

(b)	Pro forma financial information.

SELECTED UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL DATA OF PATTERSON-UTI

     The unaudited condensed combined pro forma statement of operations for the year ended December 31, 2003 was prepared using Patterson-UTI’s historical audited consolidated statement of income for the year ended December 31, 2003 and TMBR/Sharp’s unaudited statement of operations for the six-month period ended September 30, 2003 combined with TMBR/Sharp’s operating results for the six months ended March 31, 2003. The unaudited condensed combined pro forma balance sheet was prepared using Patterson-UTI’s audited historical consolidated balance sheet at December 31, 2003 and TMBR/Sharp's unaudited historical balance sheet at September 30, 2003. The oil and natural gas reserve data was prepared using Patterson-UTI’s audited consolidated financial statements for the year ended December 31, 2003 and TMBR/Sharp’s audited financial statements for the fiscal year ended March 31, 2003. The financial data has been prepared as if the proposed merger had occurred on January 1, 2003 with respect to the operating data and as of December 31, 2003 with respect to the balance sheet data.

     The pro forma data is based on the estimates and assumptions set forth in the notes to such data. The pro forma data is preliminary and is being furnished solely for information purposes and, therefore, is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future. This pro forma data is based on the historical financial statements of Patterson-UTI and TMBR/Sharp and should be read in conjunction with those historical financial statements and related notes of Patterson-UTI and TMBR/Sharp contained in their respective periodic filings with the SEC.

STATEMENT OF OPERATIONS:

Year Ended December 31, 2003
(In thousands, except per share data)
Revenues	$818,175
Total operating costs and expenses	$727,156
Operating income	$91,019
Net income	$57,174
Net income per common share (diluted)	$0.68
Weighted average diluted shares outstanding	83,750

BALANCE SHEET DATA:

December 31, 2003

(In thousands)
Cash and cash equivalents	$58,620
Current assets	$275,875
Total assets	$1,151,465
Current liabilities	$118,887
Long-term debt, less current maturities	$—
Total shareholders’ equity	$867,904

OIL AND NATURAL GAS RESERVE DATA:

December 31, 2003

(In thousands)
Proved Reserves:
Oil (Bbls)	2,364
Natural gas (Mcf)	17,910
Total (BOE)	5,349
Estimated future net revenues before income taxes	$116,649
Standardized measure of discounted future net cash flows	$61,751

COMPARATIVE PER SHARE INFORMATION

     The following table sets forth per share data separately for Patterson-UTI and TMBR/Sharp on a historical basis, on a pro forma combined basis per share of common stock, $0.01 par value per share, of Patterson-UTI (a “Patterson-UTI Share”) and on a pro forma combined basis per TMBR/Sharp equivalent share, assuming that 0.312166 of a Patterson-UTI Share had been issued in exchange for each outstanding share of common stock, $0.10 par value per share, of TMBR/Sharp (a “TMBR/Sharp Share”). You should read carefully the information below together with the historical financial statements and related notes of Patterson-UTI and TMBR/Sharp contained in their periodic filings with the SEC. The unaudited pro forma combined data below is for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the merger.

	Historical		Unaudited Pro Forma
			Patterson-UTI	TMBR/Sharp
	Patterson-UTI	TMBR/Sharp	Combined	Equivalent
Year ended December 31, 2003 (1) Income from continuing operations	$0.68	$1.65	$0.68	$0.21
Book value as of December 31, 2003 (1)	$10.13	$8.90	$10.54	$3.29

(1)	TMBR/Sharp information as of September 30, 2003 and for the twelve months then ended.

UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL DATA OF PATTERSON-UTI

     The following unaudited condensed combined pro forma financial statements and explanatory notes have been prepared to give effect to the proposed merger by and among TMBR/Sharp, Patterson-UTI and Sub. At the effective time of the proposed merger, TMBR/Sharp will be merged with and into Sub. If the merger is completed, each issued and outstanding TMBR/Sharp Share (except for those shares owned directly or indirectly by TMBR/Sharp or Patterson-UTI, and those shares held by dissenting shareholders), will be converted into the right to receive $9.09 in cash and 0.312166 of a Patterson-UTI Share. The transaction is being accounted for as a purchase business combination.

     An unaudited condensed combined pro forma balance sheet as of December 31, 2003 and an unaudited condensed combined pro forma statement of operations for the year ended December 31, 2003 have been prepared to reflect the proposed merger. The following unaudited condensed combined pro forma financial statements have been prepared based upon historical financial statements of Patterson-UTI and TMBR/Sharp. Patterson-UTI’s fiscal year ends on December 31 and TMBR/Sharp’s fiscal year ends on March 31. The unaudited condensed combined pro forma financial statements reflect certain balance sheet and statement of operations reclassifications made to conform TMBR/Sharp’s presentations to those of Patterson-UTI. The unaudited condensed combined pro forma financial statements should be read in conjunction with:

•	Patterson-UTI’s historical audited consolidated financial statements for the year ended December 31, 2003; and

• TMBR/Sharp’s historical unaudited financial statements for the six months ended September 30, 2003 and 2002, and TMBR/Sharp's historical audited financial statements for the year ended March 31, 2003, as described below.

     The unaudited condensed combined pro forma balance sheet was prepared by combining Patterson-UTI’s historical audited consolidated balance sheet as of December 31, 2003 and TMBR/Sharp’s historical unaudited balance sheet as of September 30, 2003, adjusted to reflect the proposed merger, as if it had occurred at December 31, 2003.

     The unaudited condensed combined pro forma statement of operations was prepared using the historical audited consolidated statement of income for Patterson-UTI and the historical statements of operations for TMBR/Sharp assuming the proposed merger had occurred on January 1, 2003. The unaudited condensed combined pro forma statement of operations for the year ended December 31, 2003 was prepared by combining the historical audited consolidated statement of income of Patterson-UTI for the year ended December 31, 2003 and the historical unaudited statement of operations of TMBR/Sharp for the six months ended September 30, 2003 combined with the TMBR/Sharp operating results for the six months ended March 31, 2003. The unaudited condensed combined pro forma statement of operations gives effect to the costs related to the proposed merger and the impact of other purchase accounting adjustments.

     The unaudited condensed combined pro forma financial statements are prepared for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the merger transaction described above had been consummated at the beginning of the periods or the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The unaudited condensed combined pro forma financial statements do not include any adjustments related to restructuring charges, profit improvements, potential cost savings or one-time charges which may result from the proposed merger or the result of final valuations of tangible and intangible assets and liabilities.

     The proposed merger had not been consummated as of the preparation of these unaudited condensed combined pro forma financial statements.

UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
At December 31, 2003

	Patterson-UTI	TMBR/Sharp
	Energy, Inc.	Drilling, Inc.	Pro Forma
	December 31, 2003	September 30, 2003	Adjustments		Combined
	(In thousands)
Current assets:
Cash and cash equivalents	$100,483	$6,653	$(40,405)	A	$58,620
			(8,111)	B
Accounts receivable	156,345	7,284	—		163,629
Federal and state income taxes receivable, net	12,667	—	—		12,667
Inventory	15,206	197	—		15,403
Deposits	—	782	—		782
Deferred tax assets	16,449	—			16,449
Other	6,910	1,415	—		8,325

Total current assets	308,060	16,331	(48,516)		275,875
Property and equipment, at cost, net	693,631	33,255	50,745	B	777,631
Goodwill and other intangible assets, net	51,179	—	37,326	B	88,505
Investment in equity securities	20,274	—	(17,681)	A	—
			(2,593)	C
Deferred tax asset	—	5,928	666	B	6,594
Other	2,686	174	—		2,860

Total assets	$1,075,830	$55,688	$19,947		$1,151,465

Current liabilities:
Accounts payable:
Trade	$41,093	$3,941	$—		$45,034
Accrued revenue distribution	8,545	—	—		8,545
Other	6,743	2,299	—		9,042
Accrued expenses	52,066		4,200	A	56,266

Total current liabilities	108,447	6,240	4,200		118,887
Deferred tax liabilities	143,490	—	17,850	B	160,367
			(973)	C
Other	3,822	485	—		4,307

Total liabilities	255,759	6,725	21,077		283,561

Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	825	677	14	A	839
			(677)	B
Additional paid-in capital	506,018	72,644	49,439	A	555,457
			(72,644)	B
Retained earnings	316,329	(24,208)	24,208	B	316,329
Accumulated other comprehensive income	8,554	—	(1,620)	C	6,934
Treasury stock	(11,655)	(150)	150	B	(11,655)

Total stockholders’ equity	820,071	48,963	(1,130)		867,904

Total liabilities and stockholders’ equity	$1,075,830	$55,688	$19,947		$1,151,465

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

	Patterson-UTI	TMBR/Sharp	PRO FORMA
	Energy, Inc.	Drilling, Inc.	ADJUSTMENTS		COMBINED
	(In thousands, except per share data)
Operating revenues:
Drilling	$639,694	$33,085	$—		$672,779
Drilling and completion fluids	69,230	—	—		69,230
Pressure pumping	46,083	—	—		46,083
Oil and natural gas, sales	19,058	8,745	—		27,803
Oil and natural gas, well operation fees	2,105	—	175	D	2,280

	776,170	41,830	175		818,175

Operating costs and expenses:
Drilling	475,224	23,029	—		498,253
Drilling and completion fluids	61,424	—	—		61,424
Pressure pumping	26,184	—	—		26,184
Oil and natural gas, operating and production	4,276	2,878	25	D	7,179
Oil and natural gas, third party production	532	251	150	D	682
Depreciation, depletion and amortization	97,998	7,884	507	E	106,389
General and administrative (includes $1,213 incurred on behalf of third party working interest owners)	27,709	4,138	—		31,847
Bad debt expense	259	—	—		259
Other	(4,626)	(435)	—		(5,061)

	688,980	37,494	682		727,156

Operating income	87,190	4,336	(507)		91,019

Other income (expense):
Interest income	1,116	26	(902)	F	240
Interest expense	(292)	—	—		(292)
Other, net	143	(787)	—		(644)

	967	(761)	(902)		(696)

Income before income taxes	88,157	3,575	(1,409)		90,323
Income tax expense (benefit):	32,362	(5,926)	6,713	G	33,149

Net income	$55,795	$9,501	$(8,122)		$57,174

Net income per common share:
Basic	$0.69	$1.73			$0.70

Diluted	$0.68	$1.65			$0.68

Weighted average number of common shares outstanding:
Basic	80,636	5,494			82,020

Diluted	82,286	5,750			83,750

NOTES TO THE UNAUDITED CONDENSED
COMBINED PRO FORMA FINANCIAL STATEMENTS
(IN THOUSANDS, EXCEPT FOR SHARE DATA)

1. PRO FORMA FINANCIAL STATEMENTS

     The basis of the unaudited condensed combined pro forma balance sheet reflects the purchase of all outstanding TMBR/Sharp Shares in exchange for cash and Patterson-UTI Shares on the conversion ratio of one TMBR/Sharp Share for $9.09 in cash and 0.312166 of a Patterson-UTI Share. The unaudited condensed combined pro forma financial statements also reflect 1,059 TMBR/Sharp Shares owned by Patterson-UTI prior to the announcement of the merger which had a cost basis of $17,681. At December 31, 2003, 5,504 TMBR/Sharp Shares were outstanding.

2. PERIODS PRESENTED

     The unaudited condensed combined pro forma balance sheet was prepared using Patterson-UTI’s historical audited consolidated balance sheet as of December 31, 2003 and TMBR/Sharp's historical unaudited balance sheet as of September 30, 2003. The unaudited condensed combined pro forma statement of operations for the year ended December 31, 2003 was prepared using Patterson-UTI’s historical audited consolidated statement of income for the year ended December 31, 2003 and TMBR/Sharp’s historical unaudited statement of operations for the six-month period ended September 30, 2003 combined with TMBR/Sharp’s operating results for the six months ended March 31, 2003.

3. PRO FORMA ADJUSTMENTS

     A. Based on a price of $35.64 per Patterson-UTI Share, which represents the five day average price of Patterson-UTI Shares using the closing price of Patterson-UTI Shares on the two business days before, the day of and the two business days after the announcement of the merger on May 27, 2003, the purchase price was calculated as follows:

Cash of $9.09 per share for the 4,445 TMBR/Sharp Shares outstanding at September 30, 2003, excluding the 1,059 TMBR/Sharp Shares owned by Patterson-UTI	$40,405
Patterson-UTI Shares issued at $35.64 per share (4,445 TMBR/Sharp Shares X .312166 X $35.64)	49,453
1,059 TMBR/Sharp Shares previously acquired by Patterson-UTI, at cost (see also tickmark “C” below)	17,681
Estimated acquisition and restructure costs	4,200

Total estimated purchase price	$111,739

     B. The purchase price was allocated to assets acquired and liabilities assumed based upon their estimated fair market values. This allocation is preliminary based on the current estimates of fair value. The final purchase accounting allocation will be based on the fair value of assets and liabilities actually purchased when the merger is consummated. The allocation of the purchase price is as follows:

	Historical
	Amount	Purchase Price	Pro Forma
	of TMBR/Sharp	Allocation	Adjustments
	Debit (Credit)
Cash	$6,653	$(1,458)	$(8,111)	(1)
Current assets	9,678	9,678	—
Property & equipment	33,255	84,000	50,745	(2)
Goodwill	—	37,326	37,326	(3)
Deferred tax asset	5,928	6,594	666	(4)

	Historical
	Amount	Purchase Price	Pro Forma
	of TMBR/Sharp	Allocation	Adjustments
	Debit (Credit)
Other long-term assets	174	174	—
Current liabilities	(6,240)	(6,240)	—
Other long-term liabilities	(485)	(485)	—
Deferred tax liability	—	(17,850)	(17,850)	(5)
Common stock	(677)	—	677	(6)
Additional paid-in capital	(72,644)	—	72,644	(6)
Accumulated deficit	24,208	—	(24,208)	(6)
Treasury stock	150	—	(150)	(6)

	$—	$111,739	$111,739

(1)	Amount estimated to be paid by TMBR/Sharp to purchase outstanding options to purchase TMBR/Sharp Shares.

(2)	Adjustment to increase the carrying value of property and equipment to its estimated fair market value.

(3)	The excess of the aggregate purchase price over the estimated fair market value of the identifiable assets acquired and liabilities assumed.

(4)	Adjustment to adjust deferred tax assets to recognize the estimated net realizable value of existing NOL carryforwards.

(5)	Adjustment to record an estimated deferred tax liability due to the difference in the fair market value of the property and equipment and the estimated tax basis of the same assets.

(6)	Adjustment to eliminate historical stockholders’ equity of TBMR/Sharp.

     C. Reversal of recognized gain of $2,593, deferred taxes of $973 and other comprehensive income of $1,620 associated with 1,059 TMBR/Sharp Shares previously acquired by Patterson-UTI.

     D. Adjustment to present TMBR/Sharp's overhead billed and incurred on behalf of third parties in a manner consistent with Patterson-UTI's presentation.

     E. To record additional depreciation and depletion expense due to adjustment of property and equipment to fair market value. The portion of the purchase price allocated to equipment (rigs) is depreciated using 10 year lives.

     F. Adjustment to interest income to provide for decreased cash on hand as a result of purchase.

     G. Adjustment to income tax expense (benefit) to reflect Patterson-UTI’s 2003 effective tax rate of 36.7%.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.
Dated: February 6, 2004	By:	/s/ Jonathan D. Nelson
Jonathan D. Nelson
Vice President, Chief Financial Officer, Secretary and Treasurer